UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 17, 2014

PARKERVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

On June 17, 2014, the shareholders of ParkerVision, Inc. (the “Company”) approved the amendments to the ParkerVision 2011 Long-Term Incentive Equity Plan (the “2011 Plan”). The amendments to the 2011 Plan included an increase in subject shares under the plan and a limitation on the exchange of outstanding awards. The amendments to the 2011 Plan as well as a summary of the 2011 plan are more fully described on pages 28 to 36 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2014, which description is incorporated herein by reference.

The foregoing summary of the material terms and conditions of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

The Company held its 2014 annual meeting of shareholders on June 17, 2014.  At the annual meeting,  the Company’s shareholders considered proposals: (1) to elect two members of the Company’s board of directors to hold office until the third ensuing annual meeting and until their respective successors are duly elected and qualified;  (2) to approve amendments to the 2011 Plan;  and (3)  to ratify the selection of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent certified registered public accounting firm for the year ended December 31, 2014.

The shareholders elected Messrs. John Metcalf and Robert Sterne to the Board of Directors.  The following is a tabulation of votes cast for and withheld from each director, as well as the number of broker non-votes with respect to each director:

Nominee	For	Withheld	Broker Non-votes
John Metcalf	38,259,173	324,428	37,951,327
Robert Sterne	31,951,159	6,632,442	37,951,327

The shareholders also approved a proposal to amend the 2011 plan to increase the number of subject shares under the plan and also a limitation on the exchange of outstanding awards under the plan.  The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
37,679,803	599,011	304,787	37,951,327

The shareholders also ratified the selection of PWC as the Company’s independent certified registered public accounting firm.  The following is a tabulation of votes cast for and against the ratification of PWC, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
76,044,959	103,867	386,102	0

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
10.1	2011 Long-Term Incentive Equity Plan, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2014

PARKERVISION, INC.

By:/s/ Cynthia Poehlman

Cynthia Poehlman

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2011 Long-Term Incentive Equity Plan, as amended and restated.